EXHIBIT 10.21

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER THAT SUCH REGISTRATION IS NOT REQUIRED.


           SECOND AMENDED AND RESTATED SENIOR SECURED CONVERTIBLE NOTE


$1,185,959                                                     November 26, 2004


     FOR VALUE RECEIVED, PROVECTUS PHARMACEUTICALS, INC. (the "Borrower"), promises to pay to the order of GRYFFINDOR CAPITAL PARTNERS I, L.L.C. ("Lender"), at the Lender's office at 150 North Wacker Drive, Suite 800, Chicago, Illinois 60606, or such other place as the holder hereof may from time to time appoint in writing, in lawful money of the United States of America, the principal sum of One Million, One Hundred Eighty-Five Thousand, Nine Hundred Fifty Nine Dollars ($1,185,959), or such lesser principal amount as may be outstanding hereunder, together with interest payable quarterly in arrears on the principal balance from time to time unpaid at the rate of eight percent (8%) per annum (the "Loan Rate") until maturity. From and after the occurrence of an Event of Default (as hereinafter defined), the outstanding principal amount hereof shall bear interest at the rate of twelve percent (12%) per annum (the "Default Rate"). Interest will be computed on the daily principal balance outstanding during the period from the last payment date to the current payment date. Interest shall be the product resulting when multiplying the rate of interest by the principal balance outstanding, dividing by 360, and then multiplying by the actual number of days interest has accrued.

         This Note is issued in substitution for, and in replacement of, that certain Senior Secured Convertible Note dated November 26, 2002, as amended by that certain Amended and Restated Senior Secured Convertible Note dated January 31, 2003, by the Borrower and payable to the order of Lender in the principal amount of One Million, Twenty-Five Thousand, Nine Hundred Fifty-Nine Dollars ($1,025,959) (collectively, the "Prior Note"). The replacement of the Prior Note with this Note shall not be construed (i) to deem paid or forgiven the unpaid principal amount, or unpaid accrued interest on, the Prior Note outstanding at the time of replacement or (ii) to release, cancel terminate or otherwise adversely affect all or any part of any lien, mortgage, deed of trust, assignment, security interest or other encumbrance heretofore granted to or for the benefit of the payee of the Prior Note which has not otherwise been expressly released.

     The following is a statement of the rights of Lender under this Note and the conditions to which this Note and the Borrower are subject, and to which the Borrower hereby agrees:

1. Purchase Agreement. This Note is executed and delivered by the Borrower pursuant to the terms and conditions of the Convertible Secured Promissory Note and Warrant Purchase Agreement dated as of November 26, 2002, between, among others, the Borrower and Lender (the "Original Purchase Agreement"), as amended by Amendment No. 1 to Transaction Documents dated as of November 26, 2004 (the "Purchase Agreement"). This Note is subject to the terms and conditions of the Purchase Agreement. Any capitalized term used herein and not otherwise defined herein shall have the meaning given to it in the Purchase Agreement.

2. Repayment Terms. Subject to Lender's conversion rights set forth below, the Borrower shall pay the outstanding principal balance and all accrued and unpaid interest due hereunder on November 26, 2005 (the "Maturity Date").

     Notwithstanding anything to the contrary contained herein, if at any time prior to the Conversion Start Date (as hereinafter defined), the Borrower shall fail to make any quarterly payment of interest due hereunder (each, a "Pre-Conversion Unmatured Interest Default"), the Borrower shall forfeit any right to pay the amount of such Pre-Conversion Unmatured Interest Default (or cause any other entity or affiliate of the Borrower, including any guarantor, to pay such amount) and the outstanding principal amount hereof shall bear interest at the Default Rate until such time as this Note is repaid in full or the full amount due under this Note is converted in accordance with the terms herein; provided, further, that, at any time after the Conversion Start Date, the Borrower shall fail to make any quarterly payment of interest due hereunder, such failure shall constitute an Event of Default under Section 8(a) hereof.

3. Warrant Issuance. In consideration of Lender accepting this Note and extending the Maturity Date as set forth in the Prior Note, Lender shall be issued a warrant ("Extension Warrant"), which shall provide Lender the right to purchase Five Hundred Twenty-Five Thousand (525,000) fully paid nonassessable shares of the Borrower's Common Stock, $0.001 par value per share ("Common Stock"), at an exercise price of $1.00 per share, subject to further adjustment and other terms as set forth in the Extension Warrant. Commencing March 1, 2005, for each calendar month or portion thereof during which this Note remains unpaid, Borrower shall also issue to Lender (i) a warrant which provides Lender the right to purchase One Hundred Thousand (100,000) fully paid nonassessable shares of Borrower's Common Stock at an exercise price of $1.00 per share, subject to further adjustment and other terms as set forth in such warrant; and
(ii) a warrant which provides Lender the right to purchase Seventy Five Thousand (75,000) fully paid nonassessable shares of Borrower's Common Stock, at an exercise price of $1.25 per share, subject to adjustment and other terms as set forth in such Warrant (collectively, the "Additional Warrants"). The terms and provisions of the Additional Warrants shall be the same as the Extension Warrant except for the number of shares, the Date of Issuance and the Exercise Price. In no event shall the total warrants issued pursuant to this Section 3 (including the Extension Warrant) grant Lender the right to purchase more than an aggregate amount of 2,100,000 shares of Borrower's Common Stock.

4. Optional Conversion. Subject to Lender's conversion right pursuant to Section
4.1.6 of the Shareholders' Agreement, dated as of November 26, 2002, by and among the Borrower, Lender and certain other shareholders, commencing on November 26, 2004 (the "Conversion Start Date") through and including the Maturity Date, Lender, in its sole discretion, shall have the right to convert the outstanding principal and accrued and unpaid interest on this Note, in whole or in part, into shares of the Borrower's Common Stock as follows:

     a) Principal. Lender shall have the right to convert all or any portion of the outstanding principal amount under this Note into that number of shares of the Borrower's Common Stock equal to the amount of principal to be converted divided by the conversion price of $0.73655655 (the "Principal Shares").

     b) Interest. Lender also shall have the right to convert all or any portion of the accrued and unpaid interest under this Note into that number of shares of the Borrower's Common Stock equal to the amount of interest to be converted divided by the conversion price of $0.55 (the "Interest Shares").

     c) Mechanics of Conversion. Before Lender shall be entitled to convert this
     Note into the Principal Shares and/or the Interest Shares (collectively, the "Acquired Securities"), as applicable, Lender shall surrender this Note, duly endorsed, at the office of the Borrower, and shall give written notice to the Borrower at its principal corporate office of the election to convert the same and shall state therein the name or names in which the certificate or certificates for the Acquired Securities are to be issued. The Borrower, promptly thereafter, shall issue and deliver to such persons at the address specified by Lender, a certificate or certificates for the Acquired Securities to which the Holder is entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Note, and the persons entitled to receive the Acquired Securities issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Acquired Securities as of such date. No fractional shares shall be issued upon conversion of the principal and/or interest due under this Note and the number of Acquired Securities to be issued shall be rounded up to the nearest whole share.

     d) Effect of Reorganization, Reclassification, Consolidation, Merger or Sale. If at any time while this Note is outstanding there shall be any reorganization or reclassification of the capital stock of the Borrower or any consolidation or merger of the Borrower with another corporation (other than a consolidation or merger in which the Borrower is the surviving entity and which does not result in any change in the Common Stock), or any sale or other disposition by the Borrower of all or substantially all of its assets to any other corporation, the holder of this Note shall thereafter upon conversion of this Note be entitled to receive the number of shares of stock or other securities or property of the Borrower, or of the successor corporation resulting from such consolidation or merger, as the case may be, to which the Acquired Securities (and any other securities and property) of the Borrower, deliverable upon the exercise of the conversion rights under this Note, would have been entitled upon such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition if this Note had been converted immediately prior to such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Borrower) shall be made in the application of the provisions set forth in this Note with respect to the rights and interests thereafter of the holder of this Note to the end that the provisions set forth in this Note (including those relating to adjustments of the number of shares issuable upon the conversion of this Note) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the conversion hereof as if this Note had been converted immediately prior to such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition and the holder hereof had carried out the terms of the exchange as provided for by such reorganization, reclassification of capital stock, consolidation or merger. The Borrower shall not effect any such reorganization, consolidation or merger unless, upon or prior to the consummation thereof, the successor corporation shall assume by written instrument the obligation to deliver to the holder hereof such shares of stock, securities, cash or property as such holder shall be entitled to receive in accordance with the foregoing provisions.

     e) Effect of Stock Dividends, Splits, Etc. If the Borrower shall at any time after the date hereof fix a record date for the subdivision, split-up or stock dividend of shares of its Common Stock, then, concurrently with the effectiveness of such subdivision, split-up or dividend, the number of shares of the Borrower's Common Stock issuable on conversion of this Note shall be increased in proportion to such increase in outstanding shares of the Borrower's Common Stock.

     f) Prior Notice as to Certain Events. In case at any time:

          (i) the Borrower shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other rights; or

          (ii) there shall be any reorganization or reclassification of the capital stock of the Borrower, or consolidation or merger of the Borrower with another corporation or a sale or disposition of all or substantially all its assets; or

          (iii)there  shall  be  a   voluntary   or   involuntary   dissolution,
               liquidation or winding up of the Borrower;

          then, in each of said cases, the Borrower shall give prior written notice, by first class mail, postage prepaid, addressed to the holder of this Note at the address of such holder as shown on the books of the Borrower, of the date on which (A) the books of the Borrower shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (B) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice also shall specify the date as of which the holders of record of the Borrower's Common Stock shall participate in said stock dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock of Borrower for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least ten (10) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Borrower's transfer books are closed in respect thereto.

          g) Reservation of Common Stock. The Borrower will at all times after the date hereof reserve and keep available for issuance upon the conversions described herein such number of authorized and unissued shares of the Borrower's Common Stock as will be sufficient to permit the conversions described herein, and upon such issuance such shares of the Borrower's Common Stock will be validly issued, fully paid and nonassessable, and free from all liens and charges with respect to the issuance thereof.

5. Prepayment. Subject to the terms hereof, the Borrower shall have the right upon ten (10) days prior written notice to prepay this Note. Upon receipt of written notice from Borrower of its intention to repay in full the outstanding principal balance plus all accrued and unpaid interest thereon hereunder (the "Obligations"), Lender has ten (10) days to elect (a) to accept repayment in full of the Obligations or (b) to convert the Obligations into shares of the Borrower's Common Stock pursuant to the conversion terms set forth in Section 4 of this Note.

6. Security. This Note is secured by, among other things, the following:

          a) a Security Agreement, dated as of November 26, 2002, between the Borrower and Lender (the "Provectus Security Agreement"), which encumbers certain collateral described therein;

          b) a Stock Pledge Agreement, dated as of November 26, 2002, from the Borrower in favor of Lender (the "Stock Pledge Agreement") providing for a pledge of all of the common stock of Xantech Pharmaceuticals, Inc. ("Xantech");

          c) a Trademark Collateral Security Agreement, dated as of November 26, 2002, between Provectus and Lender which encumbers certain collateral described therein (the "Trademark Security Agreement");

          d) a Patent and License Security Agreement, dated as of November 26, 2002, between Provectus and Lender which encumbers certain collateral described therein (the "Patent Security Agreement");

          e) a Copyright Security Agreement, dated as of November 26, 2002, between Provectus and Lender which encumbers certain collateral described therein (the "Copyright Security Agreement" and together with the Patent Security Agreement, the Stock Pledge Agreement, the Trademark Security Agreement and the Provectus Security Agreement, the "Security Documents"); and

          f) that certain Guaranty, dated as of November 26, 2002, by Xantech in favor of Lender (the "Guaranty").

     The Purchase Agreement, this Note, the Guaranty, the Security Documents and any and all other agreements presently existing or hereafter entered into in connection therewith or which evidence and/or secure any indebtedness from the Borrower to Lender shall hereinafter be collectively referred to as the "Transaction Documents." Any and all collateral referred to in or granted by the Security Documents is hereinafter collectively referred to as the "Collateral." The terms, covenants, conditions, provisions, stipulations and agreements of the Transaction Documents are hereby made a part of this Note, to the same extent and with the same effect as if they were fully set forth herein. The Borrower does hereby covenant to abide by and comply with each and every term, covenant, condition, provision, stipulation and agreement set forth in the Transaction Documents.

     The Borrower hereby expressly acknowledges and agrees that all collateral, security interests, liens and pledges heretofore, under this Note or hereafter granted to Lender, including, without limitation, such collateral, security interests, liens and pledges granted under the Security Documents and all documents executed in connection therewith or referred to or incorporated therein, extend to and secure all of the Borrower's obligations to Lender, now existing or hereafter arising including, without limitation, those arising in connection with this Note, upon the terms set forth in such agreements, all of which security interests, liens and pledges are hereby ratified, reaffirmed, confirmed and approved.

     The Borrower shall remain liable for the payment of this Note, including interest, notwithstanding any extensions of time of payment or any indulgence of any kind or nature that Lender may grant to the Borrower or any subsequent owner of the Collateral, whether with or without notice to the Borrower, and the Borrower hereby expressly waives such notice. No release of any or all of the security given for this obligation shall release any other maker, co-maker, surety, guarantor, or other party hereto in any capacity. Lender shall not be required to look first to the Collateral for payment of this Note, but may proceed against the Borrower in such manner as it deems desirable.

7. Intentionally Omitted.

8. Event of Default. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:

     a) The Borrower shall fail to make any payment of principal of, or interest on, this Note when due and payable or declared due and payable (other than any Pre-Conversion Unmatured Interest Payment).

     b) The Borrower or Xantech shall fail or neglect to perform, keep or observe any provision of this Note, the Guaranty, the Security Documents or any other Transaction Document.

     c) Lender shall fail to have an enforceable first priority lien on and security interest in the Collateral or any default or event of default occurs under any of the Security Documents.

     d) The Borrower or Xantech files a bankruptcy petition, a bankruptcy petition is filed against the Borrower which remains undismissed or unstayed for sixty (60) consecutive days, or Borrower makes a general assignment for the benefit of creditors.

     e) Any default by the Borrower or Xantech, as applicable, occurs under the Purchase Agreement or any other Transaction Document.

     Upon the occurrence of any Event of Default, Lender may, in its sole discretion, do one or more of the following: (i) declare all indebtedness evidenced by this Note to be immediately due and payable, whereupon all such indebtedness shall become due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Borrower, and/or (ii) continue to exercise any of its conversion rights pursuant to Section 4 hereof, and/or (iii) exercise any or all of its rights and remedies available hereunder or under any of the Security Documents, the Guaranty or any other Transaction Document and applicable law.

9. Replacement. Upon receipt of evidence reasonably satisfactory to the Borrower (an affidavit of Lender shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Note, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Borrower (it being understood that the written indemnity of Gryffindor Capital Partners I,L.L.C. shall be sufficient indemnity) or, in the case of any such mutilation upon surrender of this Note, the Borrower shall (at its expense) execute and deliver in lieu of such Note, a Note of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated Note and dated as of the date to which interest has been paid on the unpaid principal amount of the Note so lost stolen, destroyed, or mutilated, or, if no interest has been paid thereon, then dated as of the date of the Note so lost, stolen, destroyed or mutilated.

10. Miscellaneous

     a) In the event that Lender institutes legal proceedings to enforce the Transaction Documents, the Borrower agrees to pay to Lender, in addition to any indebtedness due and unpaid, all costs and expenses of such proceedings, including reasonable attorneys' fees.

     b) Lender shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by an authorized officer of Lender and then only to the extent specifically set forth therein. A waiver on one occasion shall not be construed as continuing or as a bar to or waiver of such right or remedy on any other occasion. All remedies conferred upon Lender by the Transaction Documents shall be cumulative and none is exclusive, and such remedies may be exercised concurrently or consecutively at Lender's option.

     c) Except as expressly provided for in this Note or any other Transaction Document, every person at any time liable for the payment of the debt evidenced hereby waives presentment for payment, demand, notice of nonpayment of this Note, protest and notice of protest, all exemptions and homestead laws and all rights thereunder and consents that Lender may extend the time of payment of any part or the whole of the debt, or grant any other modifications or indulgence pertaining to payment of this Note at any time, at the request of any other person liable for said debt.

     d) This Note is hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the money advanced or to be advanced hereunder exceed the highest lawful rate permissible under the laws of the State of Illinois as applicable to the Borrower. If, from any circumstances whatsoever, fulfillment of any provision of this Note or of any of the other Transaction Documents shall, at the time performance of such provisions shall be due, involve the payment of interest in excess of that authorized by law, the obligation to be fulfilled shall be reduced to the limit so authorized by law, and if, from any circumstances, Lender shall ever receive as interest an amount which would exceed the highest lawful rate applicable to the Borrower, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the indebtedness evidenced hereby and not to the payment of interest.

     e) All covenants, agreements, representations and warranties made herein and in any other Transaction Document are deemed to have been relied upon by Lender, notwithstanding any investigation by Lender.

     f) This Note is given and accepted as evidence of indebtedness only and not in payment or satisfaction of any indebtedness or obligation.

     g) The form and essential validity of this Note shall be governed by the laws of the State of Illinois. If any provision of this Note is prohibited by, or is unlawful or unenforceable under, any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof; provided that where the provisions of any such applicable law may be waived, they hereby are waived by the Borrower to the full extent permitted by law in order that this Note shall be deemed to be a valid and binding promissory note in accordance with its terms.

     h) Time is of the essence with respect to all the Borrower's obligations and agreements under this Note.

     i) This Note and all the provisions, conditions, promises and covenants hereof shall inure to the benefit of Lender, its successors and assigns, and shall be binding in accordance with the terms hereof upon the Borrower, its successors and assigns, provided nothing herein shall be deemed consent to any assignment restricted or prohibited by the terms of the Transaction Documents.

     j) All notices required under this Note shall be provided in accordance with the terms of the Purchase Agreement.

     k) To induce Lender to extend to the Borrower the loan evidenced by this Note, Borrower irrevocably agrees that, subject to Lender's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE OR ANY TRANSACTION DOCUMENT WILL BE LITIGATED IN COURTS HAVING SITUS IN CHICAGO, ILLINOIS. THE BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN CHICAGO, ILLINOIS, WAIVES PERSONAL SERVICE OF PROCESS UPON THE BORROWER, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO THE BORROWER AT THE ADDRESS STATED ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

     l) THE BORROWER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR ANY DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS NOTE AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE BORROWER AGREES THAT THE BORROWER WILL NOT ASSERT ANY CLAIM AGAINST LENDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Note is executed as of the date and year first set forth above.

                                     PROVECTUS PHARMACEUTICALS, INC.


                                    By:/s/ H. Craig Dees
                                       ----------------------------------------
                                    Name: H. Craig Dees
                                        ---------------------------------------
                                    Title:  Chief Executive Officer